EXHIBIT 10.8.1


THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "1933 ACT"), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE 1933 ACT OR ARE EXEMPT FROM SUCH REGISTRATION. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

                       AMERICAN NATURAL ENERGY CORPORATION
              CONVERTIBLE SECURED DEBENTURE SUBSCRIPTION AGREEMENT

--------------------------------------------------------------------------------
INSTRUCTIONS: To properly complete this Subscription Agreement:

(1) All subscribers must complete this page and page 2;

(2) All subscribers must complete and sign the Schedule A, Certificate of Accredited Investor;

(3) If a resident of Ontario or otherwise subject to the securities laws of the Province of Ontario, a subscriber must complete and sign Schedule B, Accredited Investor Certification (Ontario);

(4) All subscribers must complete and sign Schedule C, U.S. Certification (even if you are not a U.S. resident or citizen);

(5) If a portfolio manager or NOT an individual (i.e., you are a corporation, partnership, trust or entity other than an individual), a subscriber must complete and sign Schedule D, Form 4C Corporate Placee Registration Form;

(6) All subscribers must complete and sign the applicable Form W-8 Certificate of Foreign Status for United States Tax Withholding (Schedule E); and

(7) All subscribers must provide the purchase price for their Debentures to Macleod Dixon LLP in Calgary, Alberta (Purchasers' Special Counsel),
    Attention: Andrew Love, by certified cheque, bank draft or wire transfer, so that it will be available for payment to the Corporation at Closing, or make other arrangements for payment for their Debentures acceptable to the Lead Investor, Macleod Dixon LLP and the Corporation.
--------------------------------------------------------------------------------

TO:      American Natural Energy Corporation (the "CORPORATION")

The undersigned (hereinafter referred to as the "PURCHASER") hereby irrevocably subscribes for and agrees to purchase from the Corporation the principal amount of convertible secured debentures (the "DEBENTURE(S)") of the Corporation set forth below for a total consideration equal to such principal amount (the "PURCHASE PRICE"), upon and subject to the terms and conditions, and hereby covenants, represents and warrants, as set forth in "Terms and Conditions of Subscription for Convertible Secured Debentures of American Natural Energy Corporation" dated for reference October 3, 2003 attached hereto and expressly incorporated herein.

1. The Purchaser represents that securities of the Corporation presently owned (beneficially, directly or indirectly) by the Purchaser are as follows:

----------------------------------------------------------------------------------------------------------------------
                 Type of Security                                         Number or Amount
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

2. The Purchaser represents that the Purchaser IS/IS NOT (CIRCLE ONE) an Insider(1) of the Corporation (as defined below).

-------------------------------------------------------------------------------
1 "Insider" of the Issuer as defined in the British Columbia Securities Act means:
         (a)  a director or senior officer of the issuer;
         (b) a director or senior officer of a person that is itself an insider or subsidiary of the issuer;
         (c)  a person that has:
                  (i) direct or indirect beneficial ownership of;

                  (ii) control or direction over; or

                  (iii) a combination of direct or indirect beneficial ownership of and of control or direction over securities of the issuer carrying more than 10% of the voting rights attached to all the issuer's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution; or

         (d) the issuer itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities.
-------------------------------------------------------------------------------

------------------------------------------------------         -----------------------------------------------------------
PURCHASER'S INFORMATION                                        SUBSCRIPTION INFORMATION
-----------------------                                        ------------------------

Name: _____________________________________________            Principal Amount of Debentures Purchased:
        Name of Purchaser - please print
                                                               US$
                                                               _______________________________________________________
By: _______________________________________________            -----------------------------------------------------------
      Signature of Authorized Signatory

___________________________________________________            -----------------------------------------------------------
Official Capacity or Title - please print                      NON PRINCIPAL INFORMATION
                                                               -------------------------
                                                               If the Purchaser is signing as an agent for one or
Please print name of individual whose signature appears        more principals and is not a trust company or an
above if different than the name of the Purchaser printed      insurer or, in British  Columbia a portfolio  manager,
above.                                                         in either case purchasing as trustee or agent for
                                                               accounts fully managed by it, complete the following:

___________________________________________________            _______________________________________________________
Purchaser's Address                                            Name of Principal

___________________________________________________            _______________________________________________________
                                                               Principal's Address
___________________________________________________
Telephone Number and Facsimile Number                          ______________________________________________________

___________________________________________________            _______________________________________________________
Email Address                                                  Telephone Number


___________________________________________________            _______________________________________________________
Social Insurance Number / Tax Identification Number            Email Address
------------------------------------------------------         -----------------------------------------------------------


------------------------------------------------------         -----------------------------------------------------------
REGISTRATION  INSTRUCTIONS (IF DIFFERENT FROM THE              DELIVERY INSTRUCTIONS (IF DIFFERENT FROM THE
PURCHASER'S NAME AND ADDRESS GIVEN UNDER PURCHASER'S           PURCHASER'S ADDRESS GIVEN UNDER PURCHASER'S
INFORMATION):                                                  INFORMATION):

___________________________________________________            _______________________________________________________
Name                                                           Name

___________________________________________________            _______________________________________________________
Account reference, if applicable                               Account reference, if applicable

___________________________________________________            _______________________________________________________
Address                                                        Address

___________________________________________________            _______________________________________________________

___________________________________________________            _______________________________________________________
Telephone Number                                               Telephone Number and Contact Name

------------------------------------------------------         -----------------------------------------------------------


ACCEPTANCE: The Corporation hereby accepts the above subscription and the Corporation covenants, represents and warrants to the Purchaser as set forth in this Subscription Agreement including the above specified "Terms and Conditions of Subscription for Convertible Secured Debentures of American Natural Energy Corporation".

AMERICAN NATURAL ENERGY CORPORATION                                       , 2003
                                                --------------------------------
                                                 Acceptance and Execution Date

Per:
      --------------------------------------
        Authorized Signatory

                              TERMS AND CONDITIONS
                                       OF
                 SUBSCRIPTION FOR CONVERTIBLE SECURED DEBENTURES
                                       OF
                       AMERICAN NATURAL ENERGY CORPORATION


         Dated for reference October 3, 2003

1. Definitions. In this Subscription Agreement, unless the context otherwise requires:

         (a) A "CHANGE OF CONTROL" of the Corporation will be deemed to have occurred at such time as (i) any person or group of related persons for purposes of Section 13(d) of the U.S. Exchange Act becomes the beneficial owner (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the U.S. Exchange
               Act), directly or indirectly, of 50% or more of the total voting power of the common shares in the capital of the Corporation or
               (ii) there shall be consummated any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which the common shares in the capital of the Corporation would be converted into cash, securities or other property, other than a merger or consolidation of the Corporation in which the holders of the common shares in the capital of the Corporation outstanding immediately prior to the consolidation or merger hold, directly or indirectly, at least a majority of the common shares in the capital of the surviving corporation immediately after such consolidation or merger;

         (b) "CLOSING" means the completion of the issue and sale by the Corporation and the purchase by the Purchaser of Debentures pursuant to this Subscription Agreement;

         (c) "CLOSING DATE" means the day on which Debentures are issued to the Purchaser pursuant to this Subscription Agreement;

         (d) "CORPORATION" means American Natural Energy Corporation, a corporation organized under the laws of the State of Oklahoma;

         (e)   "CURRENT AIF" has the meaning defined in MI 45-102;

         (f) "DEBENTURES" means the convertible secured debentures of the Corporation offered for sale by the Corporation, as described herein;

         (g) "DISTRIBUTION DATE" means the date that the Debentures are distributed to the Purchaser;

         (h) "EXCHANGE" means the TSX Venture Exchange or, if the Shares of the Corporation become listed on The Toronto Stock Exchange, The Toronto Stock Exchange;

         (i) "LEAD INVESTOR" means TransAtlantic Petroleum Corp., of Calgary, Alberta;

         (j)   "MIDDLEMARCH" means Middlemarch Partners Limited;

         (k) "MI 45-102" means Multilateral Instrument 45-102, entitled "Resale of Securities", adopted by the Securities Commissions;

         (l) "MI 45-103" means Multilateral Instrument 45-103, entitled "Capital Raising Exemptions", adopted by, among other regulatory authorities, the British Columbia Securities Commission and the Alberta Securities Commission;

         (m) "OFFERING" means the offering by the Corporation of up to US$12.0 million aggregate principal amount of Debentures;

         (n) "PUBLIC DOCUMENTS" means, in respect of the Corporation, its annual information form dated August 29, 2003 for the year ended December 31, 2002, which includes its audited annual financial statements as at and for the year ended December 31, 2002, its proxy statement dated August 29, 2003 for its annual meeting of shareholders called for September 24, 2003, its unaudited interim financial statements as at and for the six months ended June 30, 2003 as contained in its BC Form 51-901F, Schedule A dated August 27, 2003, and its material change report dated September 11, 2003, all of which documents have been filed on SEDAR in Canada;

         (o) "PURCHASERS" means the purchasers, including the Purchaser, of Debentures;

         (p) "PURCHASERS' SPECIAL COUNSEL" means Macleod Dixon LLP, of Calgary, Alberta;

         (q) "QUALIFYING ISSUER" means a qualifying issuer as defined in MI 45-102;

         (r) "REPORTING ISSUER JURISDICTION" means, for the purpose of MI 45-102, one of Alberta, British Columbia, Manitoba, Nova Scotia, Ontario, Quebec or Saskatchewan;

         (s) "RULE 45-501" means Rule 45-501, entitled "Exempt Distributions", as adopted by the Ontario Securities Commission;

         (t)   "SECURITIES" means, collectively, the Debentures and the Shares;

         (u) "SECURITIES COMMISSIONS" means, collectively, the securities commissions of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec, New Brunswick, Prince Edward Island and Newfoundland and Labrador;

         (v) "SECURITIES LAWS" means, collectively, the applicable securities laws of each of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec, New Brunswick, Prince Edward Island and Newfoundland and Labrador and the respective rules and regulations made and forms prescribed thereunder together with all applicable published policy statements and blanket orders and rulings of the Securities Commissions;

         (w) "SHARES" means the shares of common stock, par value of US$0.01, in the capital of the Corporation;

         (x) "TRUST INDENTURE" means the trust indenture to be dated on or before the Closing Date between the Corporation and Computershare Trust Company of Canada, as trustee, together with all other documentation, instruments and agreements dated on or before the Closing Date incidental thereto, including without limitation a collateral agency agreement with a U.S. collateral agent and security and mortgage documents in favour of the U.S. collateral agent;

         (y) "U.S. EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, of the United States of America; and

         (z) "U.S. SECURITIES ACT" and "1933 ACT" means the Securities Act of 1933, as amended, of the United States of America.

2.       Terms of Offering.

         (a) The Debentures will be sold by private placement pursuant to available exemptions from securities legislation in British Columbia, Alberta and Ontario and pursuant to the exemptions from the registration requirements of the U.S. Securities Act provided by Regulation S and Rule 506 of Regulation D of the U.S. Securities Act. By its acceptance of this offer from the Purchaser, the Corporation covenants, agrees and confirms that the Purchaser will have the benefit of all of the representations, warranties, covenants, agreements, terms and conditions set forth herein.

         (b) The Purchaser acknowledges and the Corporation agrees and covenants that:

               (i) the Offering will provide additional financing for the Corporation of up to US$12.0 million for the repayment of outstanding debt of the Corporation to Bank One, N.A., TransAtlantic Petroleum (USA) Corp. and Quest Investment Corporation, for the future exploration and development of the Corporation's Bayou Couba oil and gas leases and for working capital purposes;

               (ii) each of the placees in the Offering is entering into substantially this form of subscription agreement;

               (iii) the Offering is subject to the Corporation receiving a minimum of US$10.0 million in aggregate principal amount of subscriptions; and

               (iv) upon Closing, a finder's fee will be paid to Middlemarch equal to 3% of the gross proceeds to the Corporation from the Offering.

3. Debentures. The Debentures shall have the following terms and conditions attached, which terms and conditions shall be reflected in the Trust Indenture:

          (a) Principal Amount. The Debentures shall be in the aggregate principal amount of up to US$12 million;

          (b) Interest. The Debentures shall bear interest at 8% per annum, payable in equal quarterly payments on the last day of each calendar quarter, with the first payment due on December 31, 2003. If any interest payments to a Purchaser are subject to U.S. withholding tax, the interest payments to that Purchaser will be grossed-up so that the additional amount of interest compensates the Purchaser for the applicable U.S. withholding tax on a net basis after all taxes; provided that the Purchaser will be obliged to repay to the Corporation any amount of the withholding tax that the Purchaser effectively recovers on a net basis, as a tax credit or otherwise, under the tax laws of its jurisdiction of residence. This gross-up will not apply to subsequent purchasers of Debentures;

          (c) Maturity Date. The Debentures shall mature and be repayable in cash on September 30, 2005 (the "MATURITY DATE");

          (d) Conversion. The Debentures shall be convertible into Shares at any time and from time to time after the issuance of the Debentures and prior to the Maturity Date on the basis, subject to adjustment under the anti-dilution provisions, of one Share for each US$0.45 of principal amount of Debenture;

          (e) Redemption. The Debentures shall not be redeemable prior to October 1, 2004. The Debentures shall be redeemable at the option of the Corporation at any time on or following October 1, 2004 and prior to the Maturity Date if the registration statement referred to below in section 5(e) has been declared effective and remains effective and if the weighted average trading price of the Shares on the Exchange exceeds a price (which price would currently be US$0.75) equal to 166 2/3% of the conversion price per share in paragraph 3(d) above for a 20 consecutive trading day period;

          (f) Anti-Dilution. Anti-dilution provisions satisfactory to the Lead Investor and Purchasers' Special Counsel shall apply to the conversion rate in paragraph 3(d) above;

          (g) Change of Control. The Debentures shall become immediately due and payable in cash in the event of a Change of Control of the Corporation;

          (h) Other Debt. During the period in which any Debentures are outstanding, the Corporation shall not be entitled to incur any additional debt in excess of US$2.0 million without the approval of holders of 66 2/3% of the outstanding principal amount of the Debentures;

          (i) Security. The Debentures shall be secured by a first charge on all assets of the Corporation, including oil and gas leases and rights, wells, facilities and other assets including seismic data;

          (j) Address of Purchaser. The Debentures shall be issued and registered in the name of the Purchaser at the address indicated on the first two pages of this Subscription Agreement; and

          (k) Other Provisions. The provisions, attributes and characteristics of the Debentures shall be as fully set forth in the Trust Indenture.

4. Corporation's Representations and Warranties. The Corporation represents, warrants and covenants to the Purchaser and its counsel as follows, and agrees that by delivery of the Debentures at Closing it shall be representing and warranting as of the Closing Date that:

          (a) the Corporation is duly organized and in good standing as a corporation under the laws of the State of Oklahoma and is duly registered and otherwise qualified and in good standing to carry on business and own property in each jurisdiction, including without limitation the State of Louisiana, where the Corporation carries on business or owns property.

          (b) the Corporation is a "reporting issuer" under the Securities Laws, is current and in compliance with all required filings under the Securities Laws and is not in default on the records of any of the Securities Commissions. The Corporation is current and in compliance with all required filings under the U.S. Exchange Act and the U.S. Securities Act.

          (c) the Corporation's authorized share capital consists of 100,000,000 shares of common stock with a par value of US$0.01 per share of which, as at October 3, 2003, there were 26,054,546 common shares outstanding all of which are fully-paid and non-assessable. The Corporation has outstanding stock options to acquire up to an aggregate of 1,550,000 common shares, as follows:

                            NUMBER OF SHARES
                              UNDER OPTION            OPTION EXERCISE PRICE           OPTION EXPIRY DATE
               ----------------------------------------------------------------------------------------------
                                   150,000                  US$0.47                      May 1, 2005
                                 1,400,000                  US$0.32                   December 13, 2006
                                ----------
                                 1,550,000
                                ==========


               Other than such outstanding options and the Debentures, there are no rights to purchase, options to acquire, warrants, convertible or exchangeable securities or other rights or claims to acquire, or other agreements or obligations, contingent or otherwise, to issue, any unissued shares in the capital of the Corporation and there are no shares of the Corporation held in treasury. Except for the exercise of any such outstanding options, after October 3, 2003 and on and before the Closing Date the Corporation will not issue or agree to issue or be or become obligated, contingently or otherwise, to issue any shares in the capital of the Corporation.

          (d) the Corporation's Public Documents contain full, true and plain disclosure of all material facts and information in respect of the Corporation and its assets, liabilities, financial condition, operations, prospects, business and affairs. The Public Documents do not contain any misrepresentation (as defined in the Securities Act (British Columbia)).

          (e) the audited annual financial statements and the unaudited interim financial statements of the Corporation contained in the Corporation's Public Documents have been prepared in accordance with accounting principles generally accepted in the United States of America and such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Corporation as of the dates and for the periods presented in such financial statements.

          (f) since June 30, 2003, there have been no material changes in the business or affairs of the Corporation and the Corporation has not incurred any liabilities or obligations, except for:

               (i) material changes, liabilities and obligations disclosed in the Public Documents; and

               (ii) other liabilities and obligations incurred in the ordinary course of the Corporation's business and operations as described in the Public Documents, which other liabilities and obligations are individually and in the aggregate not material.

          (g) the description in the Corporation's Annual Information Form contained in its Public Documents of its interests in the Bayou Couba properties in Louisiana discloses all material terms, limitations and burdens of the Corporation's interest in such properties and of the agreements and obligations of the Corporation in respect of such properties. To the best of the Corporation's knowledge, all proceedings in respect of the bankruptcy of Couba Operating Company are complete and final and there are no outstanding proceedings, appeals or rights of appeal in respect thereof, and neither Couba nor any of the creditors or shareholders of Couba have any claims or rights against the Bayou Couba properties or the Corporation except as described in the Public Documents; provided that the Corporation is aware of a claim, which the Corporation does not believe is material and is not disclosed in the Public Documents, by a Class 7 unsecured creditor for inclusion in the unsecured creditors' pool in the amount of approximately US$300,000.

          (h) the engineers and the engineering firm that prepared the May 13, 2003 Bayou Couba Report and the May 15, 2003 Bayou Couba Report (each as defined in the annual information form contained in the Corporation's Public Documents) were provided, in the course of their preparation of such reports, with all pertinent and relevant information relating to the Bayou Couba properties including without limitation full details of the interest and obligations of the Corporation in respect of such properties. To the best of the Corporation's knowledge, the results in such reports properly reflect the interest and obligations of the Corporation in respect of such properties and such reports fairly present the Corporation's estimated proved reserves and its estimated future net revenue therefrom and the present value thereof as of the effective dates indicated in the reports and do not contain any misrepresentation (as defined in the Securities Act (British Columbia)).

          (i) the Corporation has no further interest or obligation whatsoever (other than for any liability fully reflected in the balance sheet of the Corporation as at June 30, 2003, including the notes to such financial statements) in respect of (i) the South Fort Stockton Project, Pecos County, Texas; (ii) First Calgary Petroleums Ltd.; (iii) Block 43, Yemen; or (iv) the Corporation's former eastern Oklahoma coal seam trend leases and operations. The Corporation has no business or property interests or operations other than in respect of its Bayou Couba properties and its head office premises in Tulsa, Oklahoma.

          (j) To the best of the Corporation's knowledge, the Corporation is in compliance, in all material respects, with all laws pertaining to its oil and gas operations and all environmental laws, and is not subject to any operational orders or notices or environmental clean-up orders or notices from governmental authorities, and the Corporation is not in default, in any material respect, under any of its contractual obligations.

          (k) the Corporation is not aware of any current, pending or threatened litigation proceedings or potential claims which are not disclosed in the Public Documents and which, if adversely determined against the Corporation, could result in a material liability to the Corporation.

5.        Covenants of the Corporation. The Corporation covenants that:

          (a) the Corporation, at the Distribution Date, will have filed all documents that it is required to file under the continuous disclosure provisions of the Securities Laws, including annual and interim financial information, annual reports, press releases disclosing material changes and material change reports;

          (b) there will not have been a material adverse change in the financial position of the Corporation on or prior to the Closing Date from the financial position set out in the Corporation's unaudited financial statements as at and for the six month period ended June 30, 2003;

          (c) at the Distribution Date, the Corporation will not have made a material transaction since its Current AIF, except for this Offering, unless a material change report has been filed in compliance with Securities Laws with respect thereto;

          (d) the Corporation is now, and on the Closing Date the Corporation will be, a Qualifying Issuer and the Corporation will remain a reporting issuer, and not in default, under the Securities Laws in British Columbia, Alberta and Ontario for a minimum of 24 months immediately following the Distribution Date;

          (e) the Corporation will, as promptly as practicable after the Closing Date, file with and will thereafter use its best efforts to have declared effective by the U.S. Securities and Exchange Commission a registration statement with respect to the issue of Shares pursuant to the Debentures and the Purchaser agrees to provide to the Corporation such information as it may reasonably request in connection therewith; and

          (f) the Corporation is now, and on the Closing Date the Corporation will be, an "issuer" (as defined under the U.S. Securities Act).

6. Purchaser's Documents. The Purchaser shall deliver to the Corporation concurrently with the execution of this Subscription Agreement or prior to the Closing a completed and originally executed copy of:

          (a)  the Certificate of Accredited Investor (Schedule A);

          (b) if the Purchaser is a resident of Ontario or otherwise subject to the securities laws of the Province of Ontario, the Accredited Investor Certification (Ontario) (Schedule B);

          (c)  the U.S. Certification (Schedule C);

          (d) if the Purchaser is a portfolio manager or is NOT an individual (i.e., a corporation, partnership, trust or entity other than an individual), the Form 4C Corporate Placee Registration Form (Schedule D), and

          (e) the applicable Form W-8 Certificate of Foreign Status for United States Tax Withholding (Schedule E); and

          such information, additional undertakings, questionnaires and other documents as the Corporation may reasonably request in connection with the issue and sale of the Debentures. The Purchaser shall deliver AT OR PRIOR TO CLOSING the total purchase price for the Debentures, either by paying such amount to Purchasers' Special Counsel in trust, to be paid by it at Closing on behalf of the Purchaser; or by making other arrangements for payment which are acceptable to the Lead Investor, Purchasers' Special Counsel and the Corporation. The Purchaser acknowledges and agrees that such undertakings, questionnaires and other documents, when executed and delivered by the Purchaser, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Purchaser hereunder in favour of the Corporation. The Purchaser consents to the filing of such undertakings, questionnaires and other documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby.

7. Acceptance or Rejection. The Corporation will have the right in its sole discretion to accept or reject this offer at any time at or prior to the Closing. The Purchaser acknowledges and agrees that the acceptance of this offer by the Corporation is subject to acceptance of the Offering by the Exchange and any other regulatory authority having jurisdiction with respect to the Corporation, and will be conditional upon issuance and the sale of the Purchaser's Debentures to the Purchaser being exempt from any prospectus and registration requirements of all applicable securities legislation, including under the U.S. Securities Act and state securities laws. The Corporation will be deemed to have accepted this offer upon the delivery at the Closing of the Purchaser's Debentures to the Purchaser or Purchasers' Special Counsel in accordance with the provisions hereof. If the Purchaser's Debentures have not been delivered to the Purchaser or Purchasers' Special Counsel on or before October 31, 2003, then this Subscription Agreement shall terminate and all subscription funds advanced to Purchasers' Special Counsel or to the Corporation hereunder shall be repaid forthwith to the Purchaser.

8. Purchaser's Representations and Warranties. The Purchaser acknowledges that the following representations and warranties by it, and those given in the Certificates attached hereto as Schedules A, B, C, D and E, are given with the intention that they will be relied upon by the Corporation and its counsel in determining the Purchaser's eligibility or, if applicable, the eligibility of others on whose behalf the Purchaser is contracting hereunder to purchase the Debentures under applicable securities legislation. The Purchaser represents and warrants to the Corporation and its counsel that its representations and warranties are true as of the date of this offer and will be true as of the date of this Subscription Agreement and agrees that by accepting delivery of the Debentures it shall be representing and warranting as of the Closing Date, that:

          (a) Attached Schedules. The Purchaser has duly completed and executed all Certificates in Schedules A, B, C, D and E attached hereto applicable to such Purchaser and hereby confirms the truth and accuracy of all statements made therein;

          (b) Residency. The Purchaser is a resident or is otherwise subject to the jurisdiction referred to under "Purchaser's Information" on the execution page hereof, which address is the residence or place of business of the Purchaser and not created or used solely for the purpose of acquiring the Debentures.

          (c) Acknowledgements. The Purchaser hereby acknowledges to the Corporation that it is aware that:

               (i) no securities commission or similar regulatory authority in Canada, the United States of America or elsewhere has reviewed or passed on the merits of the Securities; or

               (ii) there is no government or other insurance covering the Securities;

               (iii) there are risks associated with the purchase of the Securities;

               (iv) there are restrictions on the Purchaser's ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling such Securities;

               (v) the Corporation is relying on an exemption under the securities laws of British Columbia, Alberta and Ontario from the requirements to provide the Purchaser with a prospectus and to sell the Securities through a person registered to sell securities under securities laws and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by securities legislation in British Columbia, Alberta or Ontario, including statutory rights of recession or damages, will not be available to the Purchaser; and

               (vi) the certificates to be delivered to the Purchaser representing the Securities purchased by the Purchaser will be in compliance with the applicable securities law of British Columbia, Alberta and Ontario and contain a legend stating that the Securities are subject to resale restrictions;

          (d) Compliance with Securities Legislation. Each Purchaser will comply with the requirements of all applicable securities legislation in British Columbia, Alberta, Ontario and the United States in connection with the acquisition of Debentures and will provide such evidence of compliance with all such matters as the Corporation may reasonably request;

          (e) U.S. Securities Laws. Each Purchaser acknowledges being aware that the Securities are "restricted securities" as defined under Rule 144 under the U.S. Securities Act and have not been registered under the U.S. Securities Act or the securities laws of any State of the United States and that, except as provided in paragraph 5(e) above regarding the registration of the Shares and as provided in the Trust Indenture, the Corporation has no other obligation to register any of the Securities under the U.S. Securities Act or the securities laws of any state of the United States. The Securities may not be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state securities laws or exemptions from such requirements are available. The Purchaser acknowledges that the Corporation will not register any transfer of any of the Securities not made pursuant to such registration or pursuant to an available exemption from registration;

          (f) Offshore Purchasers - Compliance with Laws of Purchaser's Residence. If a Purchaser or any beneficial purchaser for whom it is acting is not a resident of British Columbia, Alberta, Ontario or the United States, the Purchaser represents and warrants to the Corporation that:

               (i) the Purchaser has knowledge of, or has been independently advised as to, the applicable securities laws of its and any such beneficial purchaser's jurisdiction of residence which would apply to this subscription, if there are any;

               (ii) the Purchaser and any such beneficial purchaser are purchasing the Debentures pursuant to exemptions from any substantive or procedural requirements under the applicable securities laws of the Purchaser's and such beneficial purchaser's jurisdiction of residence or, if such is not applicable, the Purchaser and any such beneficial purchaser are permitted to purchase the Purchaser's Debentures under the applicable securities laws of the Purchaser's and such beneficial purchaser's jurisdiction of residence without the need for the Corporation, the Purchaser or any such beneficial purchaser to comply with any substantive or procedural requirements of any kind whatsoever in the Purchaser's and such beneficial purchaser's jurisdiction of residence; and

               (iii) the Purchaser will, if requested by the Corporation, deliver to the Corporation a certificate or opinion of local counsel from the Purchaser's and such beneficial purchaser's jurisdiction of residence which will confirm the matters referred to in subparagraph (ii) above to the satisfaction of the Corporation, acting reasonably;

          (g) Authorization and Effectiveness. If the Purchaser is a corporation, the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this offer and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, if the Purchaser is a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this offer and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, or, if the Purchaser is an individual, the Purchaser has attained the age of majority and is legally competent to execute this agreement and to take all actions required pursuant thereto, and, in each case, upon acceptance by the Corporation, this Subscription Agreement constitutes a legal, valid, binding and enforceable contract of the Purchaser or the beneficial purchaser for which it is purchasing, as the case may be;

          (h) Absence of Offering Memorandum. The offering and sale of the Purchaser's Debentures to the Purchaser were not made through an advertisement of the Debentures in printed media of general and regular paid circulation, radio or television, or any other form of advertisement, and the Purchaser has not requested, nor does it need to receive, an offering memorandum or other document prepared by the Corporation describing its business and affairs, in order to assist it in making an investment decision in respect of the Debentures, and, except for this Subscription Agreement, no other documents have been delivered or otherwise furnished by the Corporation to the Purchaser in connection with such offering and sale;

          (i) Unincorporated Organization. If the Purchaser is a syndicate, partnership or other form of unincorporated organization, the Purchaser warrants and represents that it was not created solely to permit purchases of securities without a prospectus by groups of individuals or other persons who are not "accredited investors" as that term is defined in MI 45-103 (see Schedules attached hereto);

          (j) Economic Risks. The Purchaser has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder and is able to bear the economic risk of loss of such investment;

          (k) Disclosure to Regulatory Authorities. The funds representing the Purchase Price advanced by the Purchaser to the Corporation hereunder do not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) Act (Canada) and the Purchaser acknowledges that the Corporation may in the future be required by law to disclose the Purchaser's name and other information relating to this Subscription Agreement and the Purchaser's subscription hereunder, on a confidential basis, to securities regulatory authorities or pursuant to the Proceeds of Crime (Money Laundering) Act (Canada). To the best of its knowledge none of the subscription funds provided by the Purchaser (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Purchaser, and (ii) it shall promptly notify the Issuer if the Purchaser discovers that any of such representations ceases to be true, and to provide the Issuer with appropriate information in connection therewith;

          (l) No Undisclosed Information. The Debentures are not being purchased by the Purchaser as a result of any material information concerning the Corporation that has not been publicly disclosed and the Purchaser's decision to tender this offer and acquire the Debentures has not been made as a result of any oral or written representation as to fact or otherwise made by or on behalf of the Corporation or any other person and is based entirely upon currently available public information concerning the Corporation;

          (m) Adequate Information. The Purchaser has had access to and has received all such information concerning the Corporation that the Purchaser considers necessary in connection with the Purchaser's investment decision;

          (n) No Recommendation or Endorsement. The Purchaser acknowledges that no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or government authorities made any recommendation or endorsement with respect to, the Securities; and

          (o) No Representation as to the Securities. No person has made to the Purchaser any written or oral representations:

               (i)    that any person will resell or repurchase the Securities;

               (ii) that any person will refund the purchase price for the Securities;

               (iii)  as to the future price or value of the Securities; or

               (iv) that the Securities will be listed and posted for trading on any stock exchange or that application has been made to list the Shares on any stock exchange other than the TSX Venture Exchange.

9. Conditions to Closing. Closing of the purchase by the Purchaser of the Debentures pursuant to this Subscription Agreement is subject to fulfilment of the following conditions:

          (a) completion of due diligence investigations in respect of the Corporation by or on behalf of the Lead Investor, and the information obtained thereby being acceptable to the Lead Investor in its sole discretion;

          (b) the Corporation and Computershare Trust Company of Canada (or such other trust company as may be acceptable to the Corporation and to the Lead Investor and Purchasers' Special Counsel, acting reasonably), as trustee, entering into the Trust Indenture, to provide for the creation and issue of the Debentures on the terms provided herein, and other documents to provide the security for the Debentures being entered into as contemplated herein, all in form and substance satisfactory (in their sole discretion, acting reasonably) to the Lead Investor and Purchasers' Special Counsel;

          (c) the issue of the Debentures to the Purchaser, all in form and substance satisfactory (in their sole discretion, acting reasonably) to the Lead Investor and Purchasers' Special Counsel;

          (d) concurrently with the Closing of the offering of the Debentures, all indebtedness of the Corporation to Bank One, N.A., TransAtlantic Petroleum (USA) Corp. and Quest Investment

               Corporation being repaid in full with the proceeds from the Offering, and such creditors fully releasing or undertaking to release all security interests and mortgages held by them for such indebtedness, all in form and substance satisfactory (in their sole discretion acting reasonably) to the Lead Investor and Purchasers' Special Counsel;

          (e) Jules Poscente and John Fleming being validly appointed or elected members of the Board of Directors of the Corporation effective on the Closing;

          (f) the Chief Executive Officer and the Chief Financial Officer of the Corporation certifying to the Purchasers and Purchasers' Special Counsel at Closing that the representations and warranties of the Corporation contained herein and in the Trust Indenture are true and correct at such time, as if made at such time, and that the Corporation is not in default of any of its covenants contained herein or in the Trust Indenture, and in each case neither the Lead Investor nor Purchasers' Special Counsel having any knowledge to the contrary;

          (g) the receipt of legal opinions, addressed to the Purchasers and Purchasers' Special Counsel, from the Corporation's Canadian and U.S. legal counsel, all in form and substance satisfactory (in their sole discretion, acting reasonably) to the Lead Investor and Purchasers' Special Counsel; and

          (h) the receipt by the Corporation of all necessary regulatory and stock exchange approvals for the issue of the Debentures and the issue of Shares on conversion of the Debentures, all in form and substance satisfactory (in their sole discretion, acting reasonably) to the Lead Investor and Purchasers' Special Counsel.

10. Hold Period and Resale Conditions. The Purchaser understands and acknowledges that the Securities will be subject to certain resale restrictions under applicable securities laws and the rules and policies of the Exchange and the Purchaser agrees to comply with such restrictions and further acknowledges that the Securities specifically cannot be resold unless:

          (a) subject to certain exceptions provided under the 1933 Act, the Securities are registered under the 1933 Act and applicable state securities laws or unless an exemption from such registration requirements is available (Schedule F hereto provides a description of some exemptions from registration requirements); and

          (b) for any resale in the Reporting Issuer Jurisdictions, the resale is made pursuant to private placement exemptions from prospectus requirements under applicable Canadian securities laws, or a prospectus is filed in respect of the resale, or the Purchaser complies with the following conditions:

               (i) the Corporation is at the time of the resale trade, and has been for the four months immediately preceding the resale trade, a reporting issuer in one of the Reporting Issuer Jurisdictions;

               (ii) the selling security holder has held the Securities for at least four months from the Distribution Date;

               (iii) the resale trade is not a "control distribution" as defined in MI 45-102 (generally speaking, the resale trade is not from the holdings of a control person or control group in respect of the Corporation);

               (iv) no unusual effort is made to prepare the market or to create a demand for the Securities that are the subject of the trade;

               (v) no extraordinary commission or consideration is paid to a person or company in respect of the trade;

               (vi) if the selling security holder is an insider or officer of the Corporation, the selling security holder has no reasonable grounds to believe that the Corporation is in default of the Securities Laws; and

               (vii) the Purchaser files a report, if required, of any resale, in the form, within the time and where required, in accordance with applicable securities legislation.

11. Legend. The Purchaser acknowledges and accepts that certificates representing the Securities will bear the following legends:

          (a) "Unless permitted under securities legislation, the holder of the securities shall not trade the securities before [four months and one day after the Closing Date]."; and

          (b)  The legend set forth in Schedule C hereto.

          In addition, the Purchaser acknowledges and accepts that certificates representing the Shares will bear the following legend:

               "Without the prior written approval of the TSX Venture Exchange (the "Exchange") and compliance with applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the Exchange or otherwise in Canada or to or for the benefit of a Canadian resident before [four months and one day after the Closing Date]"

12. No Revocation. The Purchaser agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Purchaser, subject to any conditions in favour of the Purchaser not being fulfilled on or prior to Closing or any other legal rights to withdraw, cancel or terminate this Subscription Agreement contained herein.

13. Indemnity. The Purchaser agrees to indemnify and hold harmless the Corporation and its directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, law suit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any document furnished by the Purchaser to the Corporation in connection herewith. The Corporation agrees to indemnify and hold harmless the Purchaser and its directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, law suit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Corporation contained herein or in any document furnished by the Corporation to the Purchaser in connection herewith being untrue in any material respect or any breach or failure by the Corporation to comply with any covenant or agreement made by the Corporation herein or in any document furnished by the Corporation to the Purchaser in connection herewith.

14. Modification. Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

15. Assignment. This Subscription Agreement and any interest herein or any of the rights arising hereunder may be assigned only together with a transfer of the Debentures purchased hereunder and in accordance with applicable securities laws and the rules of the Exchange, and provided that the assignee agrees in writing to be bound by the terms and conditions of this Subscription Agreement and completes and executes the Acknowledgment of Assignment Form attached to the certificates representing the Debentures and delivers it to the Corporation.

16. Notice. All notices or other communications to be given hereunder shall be delivered by hand or by telecopier, and if delivered by hand, shall be deemed to have been given on the date of delivery or, if sent by telecopier, on the date of transmission if sent before 5:00 p.m. and such day is a business day or, if not, on the first business day following the date of transmission.

          Notice to the Corporation shall be addressed to:

                  American Natural Energy Corporation
                  7030 South Yale, Suite 404
                  Tulsa, Oklahoma   74136

                  Attention:        President
                  Telecopier:       918-481-1473

          Notices to the Purchaser shall be addressed to the address of the Purchaser set out on the execution page hereof under "Purchaser's Information".

          Either the Corporation or the Purchaser may change its address for service aforesaid by notice in writing to the other party hereto specifying its new address for service hereunder.

17. Miscellaneous. The agreement resulting from the acceptance of this Subscription Agreement by the Corporation contains the whole agreement between the Corporation and the Purchaser in respect of the subject matter hereof and there are no warranties, representations, terms, conditions or collateral agreements, express, implied or statutory, other than as expressly set forth herein and in any amendments hereto and in the Trust Indenture and the Debentures. All representations, warranties, agreements and covenants made or deemed to be made by the Purchaser herein will survive the execution and delivery, and acceptance, of this offer and the Closing. Time shall be of the essence of this Subscription Agreement. This Subscription Agreement and the rights and obligations of the parties hereunder will be governed by and construed according to the laws of the Province of British Columbia. This Subscription Agreement will enure to the benefit of and be binding upon the parties hereto, and their heirs, executors, administrators, successors and permitted assigns. This Subscription Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document. The Purchaser acknowledges and agrees that all costs incurred by the Purchaser, including any fees and disbursements of any counsel retained by the Purchaser (other than the fees and disbursements of Purchasers' Special Counsel and fees and disbursements of U.S. counsel retained by it which shall be paid by the Corporation if the Closing occurs or if the Closing does not occur solely as a result of the fault of the Corporation), relating to the sale of the Debentures to the Purchaser shall be borne by the Purchaser. The Purchaser, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Purchaser, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder. The covenants, representations and warranties of the Corporation contained herein and in the Trust Indenture and the Debentures shall survive the closing of the transactions contemplated hereby.

                                   SCHEDULE A

                       CERTIFICATE OF ACCREDITED INVESTOR

                          (ALL PURCHASERS TO COMPLETE)

TO:      AMERICAN NATURAL ENERGY CORPORATION
RE:      SUBSCRIPTION FOR CONVERTIBLE SECURED DEBENTURES OF THE CORPORATION

Capitalized terms not specifically defined in this Certificate have the meaning ascribed to them in the Convertible Secured Debenture Subscription Agreement to which this Schedule A is attached. In the event of a conflict between the terms of this Certification and such Subscription Agreement, the terms of this Certification shall prevail.

The undersigned Purchaser of Debentures hereby certifies that:

1. The Purchaser, or an authorized representative of the Purchaser, has read the Convertible Secured Debenture Subscription Agreement and understands that the offering of the Debentures is being made on a prospectus exempt basis.

2. The Purchaser is an accredited investor as defined in Multilateral Instrument 45-103, by virtue of being:

[PLEASE CHECK ONE]

a.   _____     a Canadian financial institution(1), or an authorized foreign bank listed Schedule III of the Bank Act (Canada),

b.   _____     the Business Development Bank of Canada incorporated under the
               Business Development Bank of Canada Act (Canada),

c.   _____     an association under the Cooperative Credit Associations Act
               (Canada) located in Canada or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act,

d.   _____     a subsidiary of any person or company referred to in paragraphs
               (a) to (c), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

e.   _____     a person or company registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act
               (Ontario) or the Securities Act (Newfoundland and Labrador),

f.   _____     an individual registered or formerly registered under the
               securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in paragraph
               (e),

g.   _____     the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the government of Canada or a jurisdiction of Canada,

h.   _____     a municipality, public board or commission in Canada,

i.   _____     any national, federal, state, provincial, territorial or
               municipal government of or in any foreign jurisdiction, or any agency of that government,

j.   _____     a pension fund that is regulated by either the Office of the
               Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority of a jurisdiction of Canada,

k.   _____     a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or other adviser registered to provide advice on the securities being traded,

l.   _____     an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets(2) having an aggregate realizable value that before taxes, but net of any related liabilities(3), exceeds $1,000,000,

m.   _____     an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year,

n.   _____     a person or company, other than a mutual fund or non-redeemable investment fund, that, either alone or with a spouse, had net assets of at least $5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements,

o.   _____     a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors,

p.   _____     a mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts,

q.   _____     a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account(4),

r.   _____     a person or company trading as agent on behalf of a fully managed account(4) if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser,

s.   _____     an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function, or

t.   _____     a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

(1) A Canadian financial institution means a bank, loan corporation, trust company, insurance company, treasury branch, credit union or caisse populaire that in each case is authorized to carry on business in Canada or a province or territory of Canada, or the Confederation des caisses populaires et d'economie Desjardins du Quebec.

(2) For the purposes of Multilateral Instrument 45-103 and this Certificate, the term "financial assets" means cash and securities.

(3) For the purposes of Multilateral Instrument 45-103 and this Certificate, the term "related liabilities" means (a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (b) liabilities that are secured by financial assets.

(4) For the purposes of Multilateral Instrument 45-103 and this Certificate, the term "fully managed account" means an account for which a person or company makes the investment decisions if that person or company has fully discretion to trade in securities for the account without requiring the client's express consent to a transaction.

3. The Purchaser is purchasing the Debentures as principal (i.e., for its own account and benefit only). For this purpose, a trust company or trust corporation described in paragraph (q) above (other than a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) and a person or company described in paragraph (r) above is deemed to be purchasing as principal.




DATED _______________________________, 2003.



_________________________________________________
Signature of Purchaser

_________________________________________________
Name of Purchaser

_________________________________________________

_________________________________________________
Address of the Purchaser

                                   SCHEDULE B

                        ACCREDITED INVESTOR CERTIFICATION

                              (ONTARIO PURCHASERS)

TO:      AMERICAN NATURAL ENERGY CORPORATION
RE:      SUBSCRIPTION FOR CONVERTIBLE SECURED DEBENTURES OF THE CORPORATION

Capitalized terms not specifically defined in this Certification have the meaning ascribed to them in the Convertible Secured Debenture Subscription Agreement to which this Schedule B is attached. In the event of a conflict between the terms of this Certification and such Subscription Agreement, the terms of this Certification shall prevail.

The following certification must be completed and signed by each purchaser of securities of American Natural Energy Corporation (the "Corporation") that is resident in, or is otherwise subject to the securities laws of, the Province of Ontario.

The undersigned purchaser acknowledges and agrees that the Corporation is relying on the matters certified hereto by the purchaser to determine the ability of the Corporation to issue securities of the Corporation to the purchaser in a manner exempt from the prospectus requirements of the Securities Act (Ontario).

The undersigned purchaser of Debentures of the Corporation hereby certifies that:

1. The undersigned purchaser is an "accredited investor" within the meaning of Rule 45-501 of the Ontario Securities Commission, and is an "accredited investor" in the following category (please check the applicable category below):

______    (a)  a bank listed in Schedule I or II of the Bank Act (Canada), or an authorized foreign bank listed in Schedule III of that Act;

______    (b)  the Business Development Bank incorporated under the Business
               Development Bank Act (Canada);

______    (c)  a loan corporation or trust corporation registered under the Loan and Trust Corporations Act or under the Trust and Loan Companies
               Act (Canada), or under comparable legislation in any other jurisdiction;

______    (d)  a co-operative credit society, credit union central, federation of caisses populaires, credit union or league, or regional caisse populaire, or an association under the Cooperative Credit
               Associations Act (Canada), in each case, located in Canada;

______    (e)  a company licensed to do business as an insurance company in any jurisdiction;

______    (f)  a subsidiary of any company referred to in paragraph (a), (b),
               (c), (d) or (e), where the company owns all of the voting shares of the subsidiary;

______    (g)  a person or company registered under the Securities Act (Ontario)
               or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

______    (h)  the government of Canada or of any jurisdiction, or any crown corporation, instrumentality or agency of a Canadian federal, provincial or territorial government;

______    (i)  any Canadian municipality or any Canadian provincial or territorial capital city;

______    (j)  any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any instrumentality or agency thereof;

______    (k)  a pension fund that is regulated by either the Office of the
               Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

______    (l)  a registered charity under the Income Tax Act (Canada);

______    (m)  an individual who beneficially owns, or who together with a spouse beneficially own, financial assets [meaning cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for purposes of the Securities Act (Ontario)] having an aggregate realizable value that, before taxes but net of any related liabilities [meaning liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets], exceeds $1,000,000;

______    (n)  an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

______    (o)  an individual who has been granted registration under the
               Securities Act (Ontario) or securities legislation in another jurisdiction as a representative of a person or company referred to in paragraph (g), whether or not the individual's registration is still in effect;

______    (p)  a promoter of the Corporation or an affiliated entity of a promoter of the Corporation;

______    (q)  a spouse, parent, grandparent or child of an officer, director or promoter of the Corporation;

______    (r)  a person or company that, in relation to the Corporation, is an affiliated entity or a person or company referred to in clause
               (c) of the definition of distribution in subsection 1(1) of the Securities Act (Ontario);

______    (s)  an issuer that is acquiring securities of its own issue;

______    (t)  a company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as reflected in its most recently prepared financial statements;

______    (u)  a person or company that is recognized by the Ontario Securities
               Commission as an accredited investor;

______    (v)  a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities only to persons or companies that are accredited investors (within the meaning of Rule 45-501 of the Ontario Securities Commission);

______    (w)  a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities under a prospectus for which a receipt has been granted by the Director under the Securities Act
               (Ontario);

______    (x)  a managed account (within the meaning of Rule 45-501 of the
               Ontario Securities Commission) if it is acquiring a security that is not a security of a mutual fund or non-redeemable investment fund;

______    (y)  an account that is fully managed by a trust corporation registered under the Loan and Trust Corporations Act (Ontario);

______    (z)  an entity organized outside of Canada that is analogous to any of the entities referred to in paragraphs (a) through (g) and paragraph (k) in form and function; or

______    (aa) a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

2. The undersigned purchaser of Debentures of the Corporation is purchasing the Debentures as principal (i.e., for its own account and benefit only).

DATED ________________________ , 2003.


__________________________________________
Signature of Purchaser

__________________________________________
Name of Purchaser

__________________________________________

__________________________________________
Address of the Purchaser

                                   SCHEDULE C
                     U.S. CERTIFICATE OF ACCREDITED INVESTOR
                          (ALL PURCHASERS TO COMPLETE)

TO:      AMERICAN NATURAL ENERGY CORPORATION
RE:      SUBSCRIPTION FOR CONVERTIBLE SECURED DEBENTURES OF THE CORPORATION

Capitalized terms not specifically defined in this Certification have the meaning ascribed to them in the Convertible Secured Debenture Subscription Agreement to which this Schedule C is attached. In the event of a conflict between the terms of this Certification and such Subscription Agreement, the terms of this Certification shall prevail.

In addition to the covenants, representations and warranties contained in the Subscription Agreement to which this Schedule C is attached, the undersigned (the "Purchaser") covenants, represents and warrants to the Corporation that:

(a) It is authorized to consummate the purchase of the Debentures.

(b) It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Debentures and it is able to bear the economic risk of loss of its entire investment.

(c) The Corporation has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Corporation as it has considered necessary or appropriate in connection with its investment decision to acquire the Debentures, including access to the Corporation's public filings available on the Internet at www.sec.gov and at www.sedar.com, and that any answers to questions and any request for information have been complied with to the Purchaser's satisfaction.

(d) It is acquiring the Debentures for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Debentures in violation of the United States securities laws.

(e) The address of the Purchaser set out on page 1 of the Subscription Agreement is the true and correct principal address of the Purchaser and can be relied on by the Corporation and the Agent for the purposes of state blue-sky laws.

(f) It understands (i) the Securities have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state of the United States and, except as provided in paragraph 5(e) of the Subscription Agreement regarding the registration of the Shares and as provided in the Trust Indenture, there is no other obligation of the Corporation to do so, (ii) the sale contemplated hereby is being made in reliance on an exemption from such registration requirements; and (iii) subject to certain exceptions provided under the 1933 Act, the Securities may not be transferred or converted unless such Securities, as applicable, are registered under the 1933 Act and applicable state securities laws or unless an exemption from such registration requirements is available.

(g) The Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D of the 1933 Act by virtue of meeting one of the following criteria (PLEASE HAND-WRITE YOUR INITIALS ON THE APPROPRIATE LINES):

    1.                 An organization described in Section 501(c)(3) of the
    Initials _______   United States Internal Revenue Code, a corporation, a
                       Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Debentures, with total assets in excess of USD
                       $5,000,000;

    2.                 A trust that (a) has total assets in excess of USD
    Initials _______   $5,000,000, (b) was not formed for the specific purpose
                       of acquiring the Debentures and (c) is directed in its purchases of the Debentures by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Debentures;

    3.                 An investment company registered under the Investment
    Initials _______   Company Act of 1940 or a business development company as
                       defined in Section 2(a)(48) of that Act;


    4.                 A Small Business Investment Company licensed by the U.S.
    Initials _______   Small Business Administration under Section 301(c) or
                       (d) of the Small Business Investment Act of 1958;

    5.                 A private business development company as defined in
    Initials _______   Section  202(a)(22) of the Investment Advisors Acts of
                       1940; or

    6.                 The Purchaser is a natural person whose total personal
    Initials _______   net worth, either individually or jointly with such
                       person's spouse, at the time of purchase, exceeds
                       $1,000,000.

    7.                 The Purchaser is a natural person who had individual
    Initials _______   income in excess of $200,000, or joint income with the
                       person's spouse in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year.

    8.                 An entity in which all of the equity owners satisfy the
    Initials _______   requirements of one or more of the foregoing categories.

(h) The Purchaser has not purchased the Debentures as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(i) If the Purchaser decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

    i. such Securities are registered under the 1933 Act and any applicable state securities laws;

    ii. the sale is to the Corporation; iii. the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws;

    iv. the sale is to an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the 1933 Act and a purchaser's letter containing the same representations, warranties and agreements as those contained in this certification, and satisfactory to the Corporation, is executed by the purchaser and delivered to the Corporation prior to the sale; or

    v. the securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities.

(j) It understands and agrees that the Shares may not be issued to the Purchaser unless they are registered under the 1933 Act and any applicable state securities laws or unless an exemption from such registration requirements is available.

(k) It acknowledges that it has not purchased the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided however that the Purchaser may sell or otherwise dispose of any of the Securities pursuant to registration of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein; and

(l) The certificates representing the Securities, as well as all certificates issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the 1933 Act or applicable state securities laws, will bear, on the face of such certificate, a legend substantially as follows:

    "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW. NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF WITHOUT
    (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY OTHER APPLICABLE UNITED STATES STATE OR FEDERAL SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR (B) AN EXEMPTION FROM REGISTRATION (BASED ON RECEIPT BY THE CORPORATION OF AN ACCEPTABLE LEGAL OPINION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, IF SO REQUESTED BY THE CORPORATION), OR (C) THE CORPORATION OTHERWISE SATISFYING ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION."

(m) It understands and agrees that there may be material tax consequences to the Purchaser of an acquisition or disposition of the Securities. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such Securities.

(o) It consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this U.S. Certification and the Subscription Agreement.

Dated _______________ 2003

                                     X_________________________________________
                                     Signature of individual (if Purchaser IS an individual)

                                     X_________________________________________
                                     Authorized signatory (if Purchaser is NOT an individual)

                                     __________________________________________
                                     Name of Purchaser (PLEASE PRINT)

                                     __________________________________________
                                     Name of authorized signatory (PLEASE PRINT)

                                     __________________________________________
                                     Official capacity of authorized signatory
                                     (PLEASE PRINT)

                                   SCHEDULE D

                                     FORM 4C

                       CORPORATE PLACEE REGISTRATION FORM

The subscriber either [CHECK APPROPRIATE BOX]:

[ ] has previously filed with the TSX Venture Exchange (the "Exchange") a Form 4C, Corporate Placee Registration Form and represents and warrants that there has been no change to any of the information in the Corporate Placee Registration Form previously filed with the Exchange up to the date hereof; or

[ ] hereby delivers a completed Form 4C, Corporate Placee Registration Form filing with the Exchange.

Where subscribers to a Private Placement are not individuals, the following information about the placee must be provided. This Form will remain on file with the Exchange. The corporation, trust, portfolio manager or other entity (the "Placee") need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed companies. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) with the Exchange.

1. Placee Information:

   (a)    Name: ________________________________________________________________

   (b)    Complete Address: ____________________________________________________

          ______________________________________________________________________

   (c)    Jurisdiction of Incorporation or Creation: ___________________________

2. (a)    Is the Placee purchasing securities as a portfolio manager
          (Yes/No)? ____________________________________________________________

   (b) Is the Placee carrying on business as a portfolio manager outside of Canada (Yes/No)? _____________________________________________________

3. If the answer to 2(b) above was "Yes", the undersigned certifies that:

   (a) It is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client's express consent to a transaction;

   (b) it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manager" business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

   (c) it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

   (d) the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

   (e) it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

4. If the answer to 2(a) above was "No", please provide the names and addresses of control persons of the Placee:


   ---------------------------------------------------------------------------------------------------------
   NAME                           CITY                        PROVINCE OR STATE           COUNTRY
   ---------------------------------------------------------------------------------------------------------


   ---------------------------------------------------------------------------------------------------------


   ---------------------------------------------------------------------------------------------------------


   ---------------------------------------------------------------------------------------------------------


The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions (See for example, sections 87 and 111 of the Securities Act (British Columbia) and sections 176 and 182 of the Securities Act (Alberta).

Dated at ______________________________________ on _____________________________



_______________________________________________
(Name of Purchaser - please print)



_______________________________________________
(Authorized Signature)



_______________________________________________
(Official Capacity - please print)



_______________________________________________
(please print name of individual whose
signature appears above)



                          THIS IS NOT A PUBLIC DOCUMENT

                                   SCHEDULE E

                                    FORM W-8

                CERTIFICATE OF FOREIGN STATUS OF BENEIFICAL OWNER
                        FOR UNITED STATES TAX WITHHOLDING


Payments of interest to a Purchaser will be subject to U.S. income tax withholding unless certain certification requirements are satisfied. The certification requirements will be satisfied if either (i) the beneficial owner of the Debentures timely certifies to the Corporation (or the Corporation's paying agent), under penalties of perjury, that such owner is a non-U.S. person and provides its name and address, or (ii) a custodian, broker, nominee, or other intermediary acting as an agent for the beneficial owner (such as a securities clearing organization, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business) that holds the Debentures in such capacity timely certifies to the Corporation (or the Corporation's paying agent), under penalties of perjury, that such statement has been received from the beneficial owner of the Debentures by such intermediary, or by any other financial institution between such intermediary and the beneficial owner, and furnishes to the Corporation (or the Corporation's paying agent) a copy thereof. The foregoing certification may be provided on a properly completed Internal Revenue Service ("IRS") Form W-8BEN or W-8IMY (attached), as applicable, or any successor forms, duly executed under penalties of perjury. With respect to the certification requirement for Debentures that are held by an entity that is classified for United States federal income tax purposes as a foreign partnership, unless the foreign partnership has entered into a withholding agreement with the IRS, the foreign partnership will be required, in addition to providing an intermediary Form W-81MY, to attach an appropriate certification by each partner.

Notwithstanding certification as aforesaid, interest payments to Debentureholders who own, directly or on an attribution basis, more than 10% of the outstanding Common Shares of the Corporation (calculated under the provisions of the Internal Revenue Code, which includes conversion of such Debentureholder's Debentures into Common Shares) will be subject to U.S. withholding tax. The Trust Indenture governing the Debentures will provide that, if any interest payments to a Purchaser are subject to U.S. withholding tax, the interest payments to that Purchaser will be grossed-up so that the additional amount of interest compensates the Purchaser for the applicable U.S. withholding tax on a net basis after all taxes; provided that the Purchaser will be obliged to repay to the Corporation any amount of the withholding tax that the Purchaser effectively recovers on a net basis, as a tax credit or otherwise, under the tax laws of its jurisdiction of residence. This gross-up provision will not apply to subsequent purchasers of Debentures.

                                   SCHEDULE F

                        UNITED STATES RESALE RESTRICTIONS

         The following discussion is a general description of the provisions of U.S. securities laws and related rules and regulations relating to the re-sale of Shares. In every instance, facts and circumstances relating to a specific re-sale transaction may make the following discussion inapplicable. Persons proposing to engage in a re-sale transaction are advised to consult with experts before engaging in a re-sale transaction to assure compliance with U.S. securities laws.

Restricted Securities

         In Section 8(e) of the Subscription Agreement, the Purchaser acknowledges that it is aware that the Debentures, and the Shares issuable on conversion, are "restricted securities" as defined under the U.S. Securities Act.

Re-sales of Conversion Shares

         In order to enable the Purchaser to resell Shares issuable upon conversion of a Debenture, the Corporation has agreed in Section 5(e) of the Subscription Agreement to file and use its best efforts to have declared effective by the U.S. Securities and Exchange Commission a registration statement under the U.S. Securities Act. The Corporation has no reason to believe at this time that it will be unable to have the registration statement declared effective. However, in the event the registration statement is not declared effective, a Purchaser will be able to resell the Shares, even if the resale occurs outside the United States, only upon compliance with an exemption from the registration requirements of the U.S. Securities Act.

Rule 144 Re-sales

         Among other possible exemptions, the exemption under U.S. law most frequently relied upon by persons who have purchased "restricted securities" is Rule 144 adopted under the U.S. Securities Act.

         After Twelve Months. Rule 144 is available for the sale of restricted securities after a period of twelve months has expired from the date the Debentures are purchased and fully paid for. Under the tacking provisions of Rule 144, the twelve-month period will begin to run on the date the Debentures are purchased and fully paid for. The holding period relates to the entire time period the Debentures and Shares are held; it is not necessary that the Shares issued on conversion be held for twelve months in order to meet the holding period requirement.

         After the twelve-month holding period has been met by a non-U.S. subscriber, sales of Shares can be made pursuant to Rule 144 through a non-U.S. broker on a non-U.S. exchange, subject to compliance with (1) the limitations on the amount of securities that can be sold and (2) the manner of sale provisions of Rule 144.

         The limitation on the amount of Shares that can be sold limits a selling Shareholder to selling, including sales of Shares made by the selling Shareholder during the preceding three months, an amount of Shares not exceeding 1% of the Shares outstanding. This calculation is made without reflecting Shares issuable on conversion or exercise of securities, including the Debentures, options or warrants. Under certain facts and circumstances, Rule 144 contains specific provisions regarding the determination of the amount of Shares that can be sold during the three-month period including, but not limited to, the following: When two or more affiliates or other persons agree to act in concert for the purpose of selling Shares of the Corporation, all Shares sold for the account of such persons during any three-month period will be aggregated for purposes of determining the limitation on the amount of Shares sold. Rule 144 does not define "acting in concert" and it is a determination made based on facts and circumstances at the time of the proposed sale. Shares which a selling Shareholder can sell but which are not included in its determination of the amount of Shares it can sell in reliance upon Rule 144 include Shares sold in a transaction exempt pursuant to Section 4 of the U.S. Securities Act and not involving any public offering (a private sale) and Shares sold offshore pursuant to Regulation S under the U.S. Securities Act.

         The manner of sale provisions require that the Shares be sold in brokers' transactions and that the person or persons making the sale not solicit or arrange for the solicitation of orders to purchase the securities in anticipation of or in connection with the sale or make any payment in connection with the offer or sale to any person other than the broker who executes the sale. In order to be a broker's transaction, the broker executing the sale can do nothing more than execute the order to sell as agent for the person selling the Shares and receive no more than the customary commission. In addition, the broker cannot solicit or arrange for the solicitation of orders to buy the Shares or be aware of circumstances indicating that the sale is a part of an unlawful distribution of the Shares in violation of the registration requirements of the U.S. Securities Act.

         A notice of sale on Form 144 is to be filed with the U.S. Securities and Exchange Commission at the time of making a 144 sale.

         After Twenty-four Months. After a period of twenty-four months has expired from the date the Debentures are purchased and fully paid for, and provided the Shares are to be sold by a person who is not an "affiliate" of the Corporation, the Shares can be resold through a non-U.S. broker on a non-U.S. exchange without complying with the above limitations on the amount of securities sold, the manner of sale provisions and the notice filing requirements of Rule 144 described above. This exemption is pursuant to Rule 144(k). Under these circumstances, it is the practice of U.S. securities lawyers to permit the removal of U.S. restrictive legends on securities held by non-affiliates after the twenty-four month holding period.

         Persons who are deemed to be "affiliates" of the Corporation will continue to be required to comply with the provisions of Rule 144 in making re-sales of Shares after the twenty-four month holding period including the limitations on the amount of securities that can be sold, compliance with the manner of sale provisions and the notice filing requirement of the Rule. You can assume that under Rule 144 an "affiliate" of the Corporation includes executive officers, Directors and persons listed in the Corporation's disclosure documents as 5% or greater stockholders (including shares which the relevant person has the right to acquire, including through convertible securities and options). "Affiliate" status is a determination made based upon the facts and circumstances of the stockholders' relationships with the Corporation at the time of the proposed sale. Therefore, it is difficult to state a general rule as to when and whether or not a person may be deemed to be an "affiliate" of the Corporation. Generally speaking, affiliate status will need to be considered by the person intending to sell at the time of a proposed sale.

         Possible U.S. Trading. If the Corporation's Shares are in the future listed on a U.S. national securities exchange or are included in the NASDAQ Stock Market, those facilities would be available for re-sales of Shares pursuant to Rule 144 on substantially the same terms as re-sales are able to be conducted on a non-U.S. exchange. However, until the Shares are listed or included, it should not be expected that public re-sales in the U.S. will be able to be made.

         Absent U.S. trading in the Shares, subject to compliance with the provisions of Rule 144 with respect to re-sales occurring on a non-U.S. exchange and any required compliance with Regulation S under the U.S. Securities Act, there is no prohibition applicable to the Corporation preventing a U.S. citizen or resident from purchasing Shares.

Possible Private Sales

         In addition to re-sales of Shares pursuant to Rule 144, re-sales of Shares as well as of Debentures may be possible at any time, provided the transaction is not deemed to be a public distribution by a selling security holder. In order to rely on this exemption from the registration requirements of the U.S. Securities Act, care must be taken at the outset to structure the transaction properly. It is probably sufficient to be aware that an exemption of this nature can be available but a Shareholder is well advised to seek expert advice on how to structure and complete the transaction before embarking on it. Otherwise, a Shareholder may find that steps it takes at the outset may make the exemption unavailable.

         Shares purchased in a private re-sale transaction will continue to be "restricted securities" as held by the purchaser and continue to be subject to the re-sale restrictions discussed above. Unless purchased from an affiliate of the Corporation, the twelve and twenty-four month periods referred to above do not start again for the purchaser. The purchaser in the private sale is entitled to tack onto his holding period for the securities the period of time the securities were held by the initial Purchaser. If the Shares are purchased from an affiliate of the Corporation in a private sale, the holding period starts again from the date of the private transaction.

Regulation S Re-sales

         Re-sales of Shares may also be effected pursuant to the provisions of Regulation S. Under Rule 904 of Regulation S, re-sales by Shareholders who are non-affiliates of the Corporation or persons who are dealers or persons receiving a selling concession may be made in "offshore transactions" provided no directed selling efforts are made in the United States by or on behalf of the seller.

         To meet the requirements of Regulation S for an "offshore transaction," the offer to sell the Shares may not be made to a person in the United States and either (i) at the time the buy order originates, the buyer is outside the United States or the seller and any person acting on its behalf reasonably believes the buyer is outside the United States, or (ii) the transaction is executed on a physical trading floor of an established foreign securities exchange located outside the United States or the transaction is executed on a designated offshore trading market and neither the seller nor anyone acting on its behalf knows that the transaction has been pre-arranged with a buyer in the United States.

         Unless the provisions of Rule 144 described above also are complied with in effecting the Regulation S re-sale, by virtue of the Corporation being a U.S. domestic issuer and the provisions of Rule 905 of Regulation S providing that the Shares held by the selling Shareholder are "restricted securities," the Shares will remain "restricted securities" in the hands of the re-sale purchaser and a legend and re-sale restrictions will be required to be imposed with respect to any further re-sale of the Shares transferred to the person purchasing Shares in the Rule 904 re-sale transaction. As a practical matter, this legend requirement, arising out of Rule 905, will generally make re-sales under Rule 904 of Regulation S that are not also made in compliance with Rule 144 on a Canadian exchange unavailable to be effected, since the exchanges do not consider that delivery of legended certificates is valid delivery for trades on the exchange.


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